SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 13, 2006

BEAR STEARNS ASSET BACKED SECURITIES I LLC (as depositor under the Pooling and Servicing Agreement, relating to the Terwin Mortgage Trust 2005-18ALT
Asset-Backed Certificates, TMTS Series 2005-18ALT)

TERWIN MORTGAGE TRUST 2005-18ALT
(Exact name of Issuing Entity as specified in its charter)

BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of Depositor as specified in its charter)

TERWIN ADVISORS LLC
(Exact name of Sponsor as specified in its charter)
Delaware	333-125422	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York 10179
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated January 12, 2006, in connection with the issuance of Terwin Mortgage Trust 2005-18ALT Asset-Backed Certificates, TMTS Series 2005-18ALT, in order to amend the Pooling and Servicing Agreement by and among Bear Stearns Asset Backed Securities I LLC, as depositor, (the “Depositor”), Terwin Advisors LLC, as seller (the “Seller”), Specialized Loan Servicing, as servicer (the “Servicer”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”), as backup servicer (the “Backup Servicer”) and as Securities Administrator (the “Securities Administrator”)  and U.S. Bank National Association, as trustee (the “Trustee”).

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1*	Pooling and Servicing Agreement
4.2	Amendment No. 1 to the Pooling and Servicing Agreement
* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC
By: /s/ Matthew Perkins
Name: Matthew Perkins
Title: CEO & President

Dated:  June 13, 2006

EXHIBIT 4.2